Exhibit 10.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT N°3 TO THE LICENSE AGREEMENT

Between

INSTITUT PASTEUR, a non profit private foundation organized under the laws of France with offices at 25-28 rue du Docteur Roux, 75 724 Paris Cedex 15, France, VAT FR 65 775 684 897, represented by M. Christophe Mauriet, Senior Executive Vice-President for Administration

Hereinafter referred to as “Institut Pasteur”

On one hand,

And

BLUEBIRDBIO, INC., a company incorporated under the laws of Delaware, with offices at 840 Memorial Drive, Cambridge, MA 02139, United States, represented by Nick Leschly, Chief Executive Officer

Hereinafter referred to as “Licensee”,

On the other hand,

Hereinafter mentioned as a Party or the Parties.

Recitals

1. The Parties have signed a license agreement on September 13, 2011 on a patented specific nucleotide sequence having a triplex structure, referred to as “DNA flap”, modified by an amendment n°1 dated April 27, 2012 and amendment n°2 dated October 16, 2012 (the “Agreement”).

2. The Licensee has initiated a program to treat cancerous and/or pre-cancerous conditions by genetically modifying T cells. Given the potential utility of these same products and other modified T-cell products to treat and prevent [***], the Parties now agree to include [***] within the licensed Field.

3. The Parties now agree to further expand the Field to include human and non-human lentivirus.

4. The Parties agree to clarify the sublicensing terms of the Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Now, therefore, the Parties hereby agree as follow:

Article 1. Scope

The scope of this Amendment n°3 is to expand the Field of the Agreement and the license granted by Institut Pasteur, and to clarify the sublicensing terms.

Article 2. Modifications

2.1.	The following definition in the Agreement is hereby amended and restated as follows:

•	“Field” shall mean ex vivo Gene therapy for human disorders limited to adrenoleukodystophy (ALD) (including but not limited to AMN, CCALD, and all other variants of this disease caused by genetic mutations), beta hemoglobinopathies (including but not limited to beta-thalassemia and sickle cell anemia), [***] leukemias, lymphomas, B-cell malignancies and solid tumors by producing chimeric antigen receptor T-cells [***]; for [***] and [***] the “Field” includes in vivo as well as ex vivo Gene therapy. [***]

¡	For clarity, the Field excludes: (i) any other fields and specifically [***] and (ii) the making, using, selling or offering for sale, and importation of [***], and provision of services relating to the same.

¡	Institut Pasteur reserves the right to revoke the extension of the Field in article 2.1 of Amendment n°3 with respect to [***] (but no other part of the Field) if and only if all of the following requirements are satisfied:

(a) at least [***] months have elapsed since the date of the last signature by the Parties of Amendment n°3, and

(b) Licensee, its Affiliates, Licensee’s sublicensees or Third Party collaborators have not yet initiated a research program in the field of [***] at the time of Institut Pasteur’s written inquiry but in any case within [***] days of such inquiry.

For clarity, if Institut Pasteur believes that all of the foregoing requirements have been satisfied and wishes to exercise its rights to revoke the extension of the Field in article 2.1 of Amendment n°3 with respect to [***] as provided above, Institut Pasteur must first confirm in writing to Licensee the revocation of the [***] Field.

2.2	Article 2.1 of the Agreement is hereby amended and restated as follows:

•	“2.1. Under this Agreement, Institut Pasteur hereby grants to Licensee and its Affiliates, that Licensee and its Affiliates accept at their own risk, a license under the Patents in the Field and in the Territory for research and development, and to manufacture, have manufactured, make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, import or have imported the Products, to the exclusion of any other rights, which is:

- exclusive for Products containing or based on any lentivirus vector (including human and non-human lentivirus).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

In addition, Institut Pasteur hereby grants to Licensee, and its Affiliates, that Licensee and its Affiliates accept at their own risk, a nonexclusive license under the Patents in the Field and in the Territory to make or to have made by a Thirty Party Good Manufacturing Practice (GMP) batches of lentiviral vectors for its/their own clinical trials on Products, provided that such Third Party makes Good Manufacturing Practice (GMP) batches of lentiviral vectors solely for the Licensee and its Affiliates and sublicensees clinical trials of Products above mentionned.”

2.3	Article 2.3 of the Agreement is hereby amended and restated as follows:

“This Agreement includes the right for Licensee and/or Affiliates to grant sublicenses in the Field and the Territory to and through multiple tier(s) of Third Party(ies) provided that Licensee complies with the following conditions:

-	Each sublicense is consistent with the terms of the present Agreement and is no less protective of Institut Pasteur than the terms of this Agreement,

-	Licensee advises Institut Pasteur at the earliest reasonable possible moment if Licensee intends and expects to grant a sublicense, including the material proposed terms thereof,

-	Licensee provides Institut Pasteur with a copy of each signed sublicense agreement to Institut Pasteur within thirty (30) days after execution thereof (subject to required redaction of sensitive information, provided that all financial terms relating to Technology and/or Products are disclosed to Institut Pasteur ),

-	Licensee and/or its Affiliates shall be responsible for its sublicensees, and for diligently collecting all amounts due to Licensee from sublicensees,

-	If a sublicensee pursuant hereto becomes bankrupt, insolvent or is placed in the hands of a receiver or trustee, Licensee, to the extent allowed under applicable law and in a timely manner, agrees to use its best reasonable efforts to collect all consideration owed to Licensee.

2.4.	Article 6.7 of the Agreement is hereby clarified as follows:

“6.7. For sublicenses relating to a Product other than relating to ALD (including but not limited to AMN, CCALD, and all other variants of this disease caused by genetic mutations), beta-thalassemia and/or sickle cell anemia, the following shall apply:

•	On an indication-by-indication basis, Licensee and/or Affiliates shall pay to Institut Pasteur on any and all cash and cash-equivalent consideration, whatever its nature, and in particular without limitation, all sums, milestones, royalties, exchange value of any counterpart in kind or in industry (but not duly justified payments for research and development) received by Licensee and/or Affiliates from a sublicensee:

-	[***] if the sublicense is signed for such Product(s) in a preclinical stage development, or,

-	[***] if the sublicense is signed for such Product(s) in a clinical stage of development.

•	In the event that Licensee, and/or its Affiliates, is required to pay amounts to Institut Pasteur pursuant to this article 6.7 in consideration of a sublicense, for such Product(s) then Licensee and/or Affiliates shall not be required to pay any other consideration to Institut Pasteur arising from any such sublicenses, including but not limited to under articles 6.2, 6.3, 6.5, and 6.6.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

For clarity, article 6.9 shall apply in case of any sublicenses relating to a Product for ALD (including but not limited to AMN, CCALD, and all other variants of this disease caused by genetic mutations), beta-thalassemia and/or sickle cell anemia.”

Article 3. Other Terms

3.1. Upon execution of this Amendment n°3 by the Parties, Licensee will pay Institut Pasteur [***].

Article 4. Miscellaneous

4.1. All the other provisions of the Agreement remain unchanged and fully applicable between the Parties.

4.2. This Amendment n°3 is effective from the date of signature by the Parties.

4.3. This Amendment n°3 shall be an integral part of the Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their authorized respective representative.

Made in Paris,

In duplicate.

Date: 10 SEPT. 2013	Date: 10 SEPT. 2013

/s/ Christophe Mauriet	/s/ Nick Leschly
INSTITUT PASTEUR	BLUEBIRDBIO, INC.
Christophe Mauriet	Nick Leschly
Senior Executive Vice-President	Chief Executive Officer
for Administration